FAIR VALUE MEASUREMENTS - Summary of additional information about the reconciliation of the fair value measurements using significant unobservable inputs level 3 (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
FAIR VALUE MEASUREMENTS
Balance at beginning of the period	$ 1,032	$ 105,670
Fair value change	1,027	(86,256)
Exchange difference		2,467
Contingent liability reclassified into equity		(20,849)
Balance at ending of the period	$ 2,059	$ 1,032